UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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FOSSIL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOSSIL, INC.
2280 N. Greenville Avenue
Richardson, Texas 75082

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 25, 2005

To the Stockholders of Fossil, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Fossil, Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company, 2280 N. Greenville Avenue, Richardson, Texas, on the 25th day of May 2005, at 4:00 p.m. (local time) for the following purposes:

1.      To elect three (3) directors to serve for a term of three years or until their respective successors are elected and qualified; and

2.      To transact any and all other business that may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on March 28, 2005 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for 10 days prior to the Annual Meeting.

You are cordially invited to attend the meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS
Randy S. Hyne
Vice President,
General Counsel and Secretary
April 18, 2005
Richardson, Texas

FOSSIL, INC.
2280 N. Greenville Avenue
Richardson, Texas  75082

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 25, 2005

SOLICITATION AND REVOCABILITY
OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Fossil, Inc., a Delaware corporation (the “Company”), to be voted at the 2005 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 25, 2005, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors as set forth on the accompanying Notice.

The executive offices of the Company are located at, and the mailing address of the Company is, 2280 N. Greenville Avenue, Richardson, Texas 75082.

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

This proxy statement (the “Proxy Statement”) and accompanying form of proxy are being mailed on or about April 18, 2005. The Company’s Annual Report to Stockholders covering the Company’s fiscal year ended January 1, 2005, is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

Any stockholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Randy S. Hyne, Vice President, General Counsel and Secretary, Fossil, Inc., 2280 N. Greenville Avenue, Richardson, Texas 75082; no such revocation shall be effective, however, unless such notice of revocation has been received by the Company at or prior to the Annual Meeting.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), registered in their names, will be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the reasonable cost of forwarding solicitation materials to the beneficial owners of shares of the Common Stock, and other costs of solicitation, are to be borne by the Company.

QUORUM AND VOTING

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 28, 2005 (the “Record Date”). On the Record Date, there were 71,179,517 shares of Common Stock issued and outstanding.

Each holder of Common Stock is entitled to one vote per share on all matters to be acted upon at the meeting and neither the Company’s Amended and Restated Certificate of Incorporation nor its Amended and Restated Bylaws allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of directors.

An automated system administered by the Company’s transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum. Each proposal is tabulated separately. Abstentions, with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal. Broker non-votes will have no effect on the outcome of the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company’s only outstanding class of equity securities is its Common Stock. Unless otherwise indicated, all share and price figures contained in the Proxy Statement have been adjusted to reflect a three-for-two stock split, paid as a stock dividend, effective April 8, 2004. The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date by (i) each Named Executive Officer (as defined in “Election of Directors—Compensation of Executive Officers”); (ii) each director of the Company; (iii) all present executive officers and directors of the Company as a group; and (iv) each other person known to the Company to own beneficially more than five percent (5%) of the Common Stock as of the Record Date. Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.

	Shares Beneficially Owned(1)(2)
Name of Beneficial Owner	Number		Percent
Michael W. Barnes	197,087	(3)	*
Steve Bock	64,749	(4)	*
Kosta N. Kartsotis	8,875,539		12.47%
Tom Kartsotis	11,813,087	(5)	16.61%
Randy S. Kercho	506,970	(6)	*
Mark D. Quick	133,699	(7)	*
Jal S. Shroff	1,151,631	(8), (9)	1.61%
Kenneth W. Anderson	104,623	(10)	*
Andrea Camerana	6,750	(11)	*
Alan J. Gold	123,824	(12)	*
Michael Steinberg	31,125	(13)	*
Donald J. Stone	92,186	(14)	*
All executive officers and Directors as a group (14 persons)(3)(4)(5)(6)(7)(8)(10)(11)(12)(13)(14)	23,189,144		32.02%
FMR Corp.	7,737,300	(15)	10.87%
Royce & Associates, LLC	3,588,450	(16)	5.04%

*       Less than 1%

(1)    Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of Common Stock issuable upon exercise of certain outstanding options within 60 days after the Record Date.

(2)    Except for the percentage of certain parties that are based on presently exercisable options, which are indicated in the following footnotes to the table, the percentages indicated are based on 71,179,517 shares of Common Stock issued and outstanding on the Record Date. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

(3)    Includes 36,000 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date. Also includes indirect ownership of 1,518 shares over which Mr. Barnes has voting control as independent administrator pursuant to letters testamentary, 2,038 shares held indirectly through a 401(k) plan account and 73,300 shares of restricted stock subject to a vesting schedule.

(4)    Includes 18,925 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date. Also includes 40,000 shares of restricted stock subject to a vesting schedule.

(5)    Includes 2,679,580 shares of Common Stock owned of record by Lynne Stafford Kartsotis, wife of Mr. Tom Kartsotis, as to which Mr. Kartsotis disclaims beneficial ownership, 32,980 shares owned by Mr. Kartsotis as custodian for his minor daughter, and 2,074,757 shares held in retained annuity trusts.

(6)    Includes 454,660 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date. Also includes 31,875 shares of restricted stock subject to a vesting schedule, 6,935 shares held indirectly through a 401(k) plan account and 13,500 shares owned by Mr. Kercho as custodian for his minor son.

(7)    Includes 73,690 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date, 58,500 shares of restricted stock subject to a vesting schedule and 1,509 shares held indirectly through a 401(k) plan account.

(8)    Mr. Shroff and his wife, Pervin J. Shroff, share voting and investment power with respect to 794,732 of the shares shown.

(9)    Includes 170,013 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date. Also includes indirect ownership of 186,886 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date, which are owned by Mrs. Shroff.

(10)  Includes 82,311 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date. Also includes 17,812 shares owned by the K.W. Anderson Family Limited Partnership. Mr. Anderson is managing general partner of the partnership and has sole voting and investment power with respect to those shares.

(11)  Consists of shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.

(12)  Includes 67,124 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date. Also includes 10,000 shares owned by the Gold Family Foundation. Mr. Gold is the President of the foundation and has sole voting and investment power with respect to those shares.

(13)  Consists of shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.

(14)  Includes 67,124 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.

(15)  Based on Amendment No. 9 to Schedule 13G, dated February 14, 2005, filed by FMR Corp. (“FMR”), 82 Devonshire Street, Boston, Massachusetts 02109, with the Securities and Exchange Commission (the “SEC”). The Amendment No. 9 discloses that FMR has the sole power to vote or direct the vote of 0 shares of the 7,737,300 shares of Common Stock it beneficially owns, and sole power to dispose or to direct the disposition of the 7,737,300 shares. The Amendment No. 9 additionally discloses that Edward C. Johnson, III and Abigail P. Johnson beneficially own and have sole dispositive power over the 7,737,300 shares.

(16)  Based on a Schedule 13G, dated January 27, 2005, filed by Royce & Associates, LLC (“Royce”), 1414 Avenue of the Americas, New York, New York 10019, with the SEC. The Schedule 13G discloses that Royce beneficially owns, has the sole power to vote or direct the vote of, and has the sole power to dispose or direct the disposition of 3,588,450 share of Common Stock.

ELECTION OF DIRECTORS
(Proposal 1)

The Board of Directors currently consists of nine members and is classified into three classes. The term of one class of directors expires each year. By resolution of the Board of Directors at its meeting on March 25, 2005, the number of directors composing the Board of Directors has been set at nine. The persons whose names are listed below (“Director Nominees”) have been nominated for election as directors by the Board of Directors to serve for a term of office to expire at the Annual Meeting of Stockholders in 2008, with each to hold office until his successor has been duly elected and qualified. Stockholders will not be able to vote the proxies held by them for more than three persons. To be elected a director, each Director Nominee must receive a plurality of the votes cast at the Meeting for the election of directors. Should any Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may recommend. Each Director Nominee has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table and text set forth the name, age and positions of each Director Nominee and director:

Name	Age	Position
Kenneth W. Anderson	73	Director
Michael W. Barnes	44	Director and President, International and Special Markets Division
Andrea Camerana	35	Director
Alan J. Gold	71	Director
Kosta N. Kartsotis	52	Director, President and Chief Executive Officer
Tom Kartsotis	45	Director and Chairman of the Board
Jal S. Shroff	68	Director and Managing Director of Fossil (East) Limited
Michael Steinberg	76	Director
Donald J. Stone	76	Director

The Director Nominees for election to the Board of Directors at the 2005 Annual Meeting of Stockholders are as follows:

Kenneth W. Anderson has been a director of the Company since April 1993. Mr. Anderson was a co-founder of Blockbuster Entertainment Corporation, a video rental company, and served as its President from 1985 until 1987. From 1987 to 1991, Mr. Anderson served in various positions with Amtech Corporation, a remote electronic identification technology company, which he co-founded, including the position of Chairman of its Executive Committee.

Michael W. Barnes has served as President, International and Special Markets Division since October 2000. Mr. Barnes served as Executive Vice President from 1995 until October 2000 and has been a director of the Company since his election to the Board of Directors in February 1993.

Andrea Camerana has been a director of the Company since September 2003. Mr. Camerana serves as Vice President of Marketing and Licensing for the Armani Group based in Milan, Italy. Mr. Camerana oversees all of the Armani Group’s licensing activities, including the licenses with the Company for the worldwide production and distribution of EMPORIO ARMANI watches and jewelry. Mr. Camerana joined the Armani Group in 2000 from the Danone Group.

Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the Director Nominees for the office of director of the Company. Each of the Director Nominees is presently a director of the Company.

The Board of Directors does not contemplate that any of the above-named Director Nominees will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR EACH DIRECTOR NOMINEE
FOR THE BOARD OF DIRECTORS.

Directors Serving Terms To Expire At The 2006 Annual Meeting Of Stockholders:

Alan J. Gold has been a director of the Company since April 1993. Mr. Gold was the founder of Accessory Lady, a women’s fashion accessory retail chain, and served as its President until 1992. Mr. Gold is currently President of Goldcor Investments.

Kosta N. Kartsotis has served as President and Chief Executive Officer since October 2000 and served as President and Chief Operating Officer from December 1991 until October 2000. Mr. Kosta Kartsotis joined the Company in 1988. He has been a director of the Company since 1990.

Michael Steinberg has been a director of the Company since March 2000. Mr. Steinberg served as Chairman and Chief Executive Officer of Macy’s West, a Division of Federated Department Stores, Inc., from a date prior to 1996 until his retirement in January 2000.

Directors Serving Terms To Expire At The 2007 Annual Meeting Of Stockholders:

Tom Kartsotis has served as Chairman of the Board since December 1991. Mr. Tom Kartsotis founded the Company in 1984 and served as its President until December 1991 and as Chief Executive Officer until October 2000. He has been a director of the Company since 1984.

Jal S. Shroff has served as Managing Director of Fossil (East) Limited (“Fossil East”) since January 1991 and has been a director of the Company since April 1993.

Donald J. Stone has been a director of the Company since April 1993. Mr. Stone served as Vice Chairman of Federated Department Stores until February 1988, at which time he retired.

Mr. Tom Kartsotis and Mr. Kosta N. Kartsotis are brothers. There are no other family relationships among any of the directors, Director Nominees or executive officers of the Company.

Board Committees and Meetings

The Board of Directors has established two standing committees: the Audit Committee and the Compensation Committee. Messrs. Anderson, Gold, Steinberg, and Stone serve on the Audit Committee and the Compensation Committee.

Audit Committee.   The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent registered public accounting firms, to review the plan and scope of any audit of the Company’s financial statements and to review the Company’s significant accounting policies and other related matters. Deloitte & Touche LLP, the Company’s independent registered public accounting firm, reports directly to the Audit Committee. The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company’s independent registered public accounting firm prior to the filing of officers’ certifications with the Securities and Exchange Commission (the “SEC”) to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting. The Audit Committee has adopted a procedure that enables confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters. The Company’s internal audit group reports directly to the Audit Committee on a quarterly basis. The Audit Committee held a total of 12 meetings during the fiscal year ended January 1, 2005.

The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. The charter is reproduced as Appendix 1 to this Proxy Statement. Copies of the charter can be obtained free of charge from the Company’s web site, www.fossil.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Investor Relations or by telephone at (972) 234-2525.

Compensation Committee.   The functions of the Compensation Committee are to make recommendations to the Board of Directors regarding the compensation of senior officers and to administer the 2004 Long-Term Incentive Plan (the “Incentive Plan”) and the 2002 Restricted Stock Plan (the “Restricted Stock Plan”). The Compensation Committee held two meetings during the fiscal year ended January 1, 2005. The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance.

The Board of Directors held four meetings during the fiscal year ended January 1, 2005. During 2004, each director attended 91% or more of the meetings of the Board of Directors and the meetings held by all committees of the Board on which such director served. The Board of Directors strongly encourages that directors make a reasonable effort to attend the Company’s Annual Meeting of Stockholders. Eight of the nine members of the Board of Directors attended the Company’s 2004 Annual Meeting of Stockholders.

Report of the Audit Committee

The Audit Committee members are Messrs. Anderson, Gold, Steinberg and Stone. The Board of Directors believes that all of these directors are independent as defined by the Nasdaq National Market and the SEC. The Audit Committee includes at least one independent director who has been determined by the Board of Directors to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Kenneth W. Anderson is the independent director who has been determined to be an audit committee financial expert.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended January 1, 2005, which includes the consolidated balance sheets of the Company as of January 1, 2005 and January 3, 2004, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for each of the three years in the period ended January 1, 2005, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC”, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review and Discussions with Management.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm.

Pursuant to the terms of the Audit Committee’s Charter, the Audit Committee meets as often as it determines, but no less than once per quarter. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards (No. 61), as amended, “Communication with Audit Committees” that includes, among other items, matters related to the conduct and the results of the audit of the Company’s financial statements.

The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independent Standards Board Standard No. 1 (that relates to the independent registered public accounting firm’s independence from the Company and its related entities) and has discussed with Deloitte & Touche LLP their independence from the Company. The Audit Committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with Deloitte & Touche LLP.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005.

AUDIT COMMITTEE
Kenneth W. Anderson
Alan J. Gold
Michael Steinberg
Donald J. Stone

Relationship with Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm for the fiscal year ended January 1, 2005 was the firm of Deloitte & Touche LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company, on the recommendation of the Audit Committee, has selected the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

The following table summarizes the aggregate fees (excluding value added taxes) billed to the Company and its subsidiaries by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) for the 2004 and 2003 fiscal years ended January 1, 2005, and January 3, 2004, respectively:

	2004	2003
Audit Fees(a)	$1,304,000	$568,000
Audit-Related Fees(b)	30,000	28,680
Tax Fees(c)	96,000	111,000
All Other Fees	0	0
Total	$1,430,000	$707,680

(a)    Audit services billed in 2004 consisted of the audit of the Company’s annual financial statements, the audit of internal control over financial reporting, reviews of the Company’s quarterly financial statements and Form S-3 review. Audit services billed in 2003 consisted of the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements and Form S-3 review. Audit fees in 2004 increased primarily due to the new requirements for an audit of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

(b)    Benefit plan audits.

(c)    Tax return preparation and consultation.

In considering the nature of the services provided by Deloitte, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Deloitte and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

The Audit Committee’s Policies and Procedures for the Engagement of the Principal Outside Auditing Firm provides for pre-approval of all audit, audit-related, tax and other permissible non-audit services provided by our principal independent registered public accounting firm on an annual basis and individual engagements as needed. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the Audit Committee Chair to pre-approve principal independent registered public accounting firm services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting (provided that the Audit Committee Chair must report to the full Audit Committee on any pre-approval determinations).

Director Compensation

During 2004, the Company paid an annual retainer of $25,000 to each non-employee director. The Company paid an additional annual retainer of $5,000 to the Chairman of the Audit Committee. In addition, the Company paid each non-employee director a fee of $1,500 for each meeting of the Board of Directors and $1,250 for any committee meeting thereof that he attended. The Company also reimbursed its directors for ordinary and necessary travel expenses incurred in attending such meetings.

Nonemployee Director Stock Option Plan.   The Board of Directors and the stockholders of the Company approved the adoption of the Company’s Nonemployee Director Stock Option Plan (the “Nonemployee Director Plan”). Pursuant to the Nonemployee Director Plan, each non-employee director receives a grant of 5,000 non-qualified stock options on the date he becomes a director of the Company. On the first day of each calendar year, each non-employee director receives a grant of an additional 4,000 non-qualified stock options, as long as he is then serving as a non-employee director. The grant of options pursuant to the Nonemployee Director Plan is automatic. An aggregate of 618,750 shares of Common Stock have been authorized for issuance pursuant to the Nonemployee Director Plan, of which 297,684 shares were subject to outstanding options on the Record Date.

Options granted pursuant to the Nonemployee Director Plan will become exercisable (i) with respect to 50% of the total number of shares subject thereto, on the first anniversary of the date of grant and (ii) with respect to the remaining shares subject thereto, in installments of 25% of such shares on the second and third anniversaries of the date of grant. The exercise price of options granted pursuant to the Nonemployee Director Plan is the fair market value of the Common Stock on the date of grant. Such exercise price must be paid in full in cash at the time an option is exercised. The term of options granted under the Nonemployee Director Plan will expire on the earliest of (i) ten years from the date of grant, (ii) one year after the optionee ceases to be a director by reason of death or (iii) three months after the optionee ceases to be a director for any reason other than death.

The Nonemployee Director Plan provides that the Board of Directors may make certain adjustments to the exercise price and number of shares subject to options granted thereunder in the event of a stock split, stock dividend, combination, reclassification or certain other corporate transactions. Subject to certain limitations, the Board of Directors is authorized to amend the Nonemployee Director Plan as it deems necessary, but no amendment may adversely affect the rights of an optionee with respect to an outstanding option without his consent. The Compensation Committee of the Board of Directors is not responsible for the administration of the Nonemployee Director Plan.

Corporate Governance

The Company operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, established, or provided the basis for, a number of new corporate governance standards and disclosure requirements. In addition, Nasdaq has adopted changes to its corporate governance and listing requirements.

Director Independence

The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent” in compliance with the rules of Nasdaq are comprised, in part, of those objective standards set forth in Nasdaq rules, which generally provide that: (a) a director who is an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, father-and mother-in-law, son-and daughter-in-law and anyone, other than a domestic employee, sharing the director’s home) is an executive officer of the Company, would not be independent for a period of three years after termination of such relationship; (b) a director who receives, or whose immediate family member receives, as an executive officer of the Company, more than $60,000 during any period of twelve consecutive months in direct compensation from the Company, except for certain permitted payments, would not be independent for a period of three years after ceasing to receive such amount; (c) a director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company would not be independent until a period of three years after the termination of such relationship; (d) a director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on the other company’s compensation committee would not be independent for a period of three years after the end of such relationship; and (e) a director who is an executive officer or employee, or whose immediate family member is an executive officer of a company that makes payments to, or receives payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues, would not be independent until a period of three years after falling below such threshold.

The Board of Directors, in applying the above-referenced standards, has affirmatively determined that the Company’s current “independent” directors are: Kenneth W. Anderson, Andrea Camerana, Alan J. Gold, Michael Steinberg and Donald J. Stone. As part of the Board’s process in making such determination, each such director provided written assurances that (a) all of the above-cited objective criteria for independence are satisfied and (b) he has no other “material relationship” with the Company that could interfere with his ability to exercise independent judgment.

Independent Director Meetings

The Company’s independent directors held four formal meetings independent from management during fiscal 2004. Kenneth W. Anderson acted as Chairman at the meetings of the independent directors.

Audit Committee

All members of the Audit Committee have been determined to meet the standards of independence required of audit committee members by the Nasdaq and applicable SEC rules. See “Director Independence” above.

The Board of Directors has determined all members of the Audit Committee are financially literate as required by the Nasdaq. Further, the Board of Directors has determined that Kenneth W. Anderson possesses accounting or related financial management expertise within the meaning of the listing standards of the Nasdaq and is an “audit committee financial expert” within the meaning of applicable SEC rules.

Compensation Committee

All members of the Compensation Committee have been determined to meet the appropriate Nasdaq standards for independence. See “Director Independence” above. Further, each member of the Compensation Committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and an “outside director” as defined for purposes of 162(m) of the Internal Revenue Code of 1986, as amended.

Director Nomination Policy

The Company does not have a standing nominating committee or a committee performing similar functions. Director nominees have historically been selected by the Board of Directors, five members of which are considered independent. In accordance with the Nasdaq Stock Market Marketplace rules, director nominees must either be selected, or recommended for the Board’s selection, by a majority of the Company’s independent directors. Each Director Nominee was recommended by the independent directors for selection.

The Board of Directors has not established minimum qualifications that nominees must meet in order to be considered. In the fulfillment of their responsibilities to select or recommend for selection to the Board of Directors individuals qualified to become Board members, the independent directors may take into account all factors they consider appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the independent directors will first consider current board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. The independent directors of the Board will also consider nominees for director suggested by shareholders of the Company in accordance with the provisions of the Company’s bylaws.

Codes of Business Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics that applies to directors, officers and other employees of the Company and its subsidiaries. In addition, the Company has adopted a Code of Ethics for Senior Financial Officers, which includes the Company’s principal executive officer, principal financial officer, and principal accounting officer. Violations of these codes may be reported to the Audit Committee. Copies of the codes can be obtained free of charge from the Company’s web site, www.fossil.com, or by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations or by telephone at (972) 234-2525. The Company intends to post any amendments to, or waivers from, its Code of Ethics that apply to its Senior Financial Officers on its web site at www.fossil.com.

Personal Loans to Executive Officers and Directors

The Company complies with and will operate in a manner consistent with enacted legislation prohibiting extensions of credit in the form of a personal loan to or for its directors and executive officers.

Communication with the Board of Directors

A stockholder who wishes to communicate with the Board of Directors, or specific individual directors, including the Chairman of the non-management directors or the non-management directors as a group, may do so by directing a written request addressed to such director or directors in care of Randy S. Hyne, Vice President, General Counsel and Secretary, at the address appearing on the first page of this proxy statement. Communication(s) directed to members of the Board who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended Board member(s) except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

Executive Officers

The name, age, current position with the Company, and the principal occupation during the last five years of executive officers Messrs. Tom Kartsotis, Kosta N. Kartsotis and Michael W. Barnes and the year each first became an executive officer of the Company is set forth above under the caption “Directors and Nominees,” and with respect to each remaining executive officer is set forth in the following table and text:

Name	Age	Position
Stephen Bock	55	President, Luxury Division
Harold S. Brooks	53	President, Fashion Watch Division
Randy S. Kercho	48	Executive Vice President
Mike L. Kovar	43	Senior Vice President, Chief Financial Officer and Treasurer
Mark D. Quick	56	President, Fashion Accessories and Stores Division

Stephen Bock has served as President, Luxury Division since September 2003. From February 2001 until September 2003, Mr. Bock served as President of Retail for Avon. From 1997 until February 2001, Mr. Bock served as Executive Vice President for Sephora.

Harold S. Brooks has served as President, Fashion Watch Division since October 2004. From December 2003 until October 2004, Mr. Brooks served as President and Chief Executive Officer of Koret, a division of Kellwood. From 2000 to 2003, Mr. Brooks held the position of Director of International Expansion, Planning and Allocation at Build-A-Bear Workshop. Prior to his employment with Build-A-Bear, Mr. Brooks served as President and Chief Executive Officer of Famous-Barr, a division of May Department Stores.

Randy S. Kercho has served as Executive Vice President since October 1997. Mr. Kercho is responsible for the financial, legal, information technology, internal audit and operations divisions. Mr. Kercho served as Executive Vice President and Chief Financial Officer of the Company from March 1997 until October 2000. Mr. Kercho served as Senior Vice President and Chief Financial Officer of the Company from February 1995 until March 1997 and served as Treasurer from May 1995 until October 2000.

Mike L. Kovar has served as Senior Vice President, Chief Financial Officer and Treasurer since October 2000. Mr. Kovar served as Senior Vice President, Finance from March 2000 until October 2000. From November 1997 until March 2000, Mr. Kovar served as Vice President and Chief Financial Officer for BearCom Group, Inc. and as Controller from July 1996 to November 1997.

Mark D. Quick has served as President, Fashion Accessories since October 2000 and President, Stores Division since March 2003. Mr. Quick served as Executive Vice President from March 1997 until October 2000. From November 1995 until March 1997, he served as Senior Vice President—Accessories.

Compensation of Executive Officers

The total compensation paid for the 2004, 2003 and 2002 fiscal years, respectively, to the Chief Executive Officer, Mr. Kosta Kartsotis, and the other four most highly paid executive officers who received cash compensation in excess of $100,000 for the fiscal year ended January 1, 2005 (collectively, the “Named Executive Officers”), is set forth below in the following Summary Compensation Table:

SUMMARY COMPENSATION TABLE

		Annual Compensation						Long-Term Compensation Awards(1)
Name & Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)		Restricted Stock Awards(2) ($)		Securities Underlying Options (#)		All Other Compensation ($)
Kosta N. Kartsotis	2004	255,000		-0	-	-0	-	-0	-	-0	-	220	(3)
President, Chief	2003	255,000		-0	-	-0	-	-0	-	-0	-	324	(3)
Executive Officer and	2002	255,000		-0	-	-0	-	-0	-	-0	-	17	(3)
Director
Michael W. Barnes	2004	366,154		-0	-	-0	-	258,300	(4)	60,000		5,911	(5)
President, International	2003	346,154		-0	-	-0	-	262,500		63,750		5,242	(6)
and Special Markets	2002	325,385		-0	-	-0	-	543,000		78,750		4,323	(7)
Division and Director
Stephen Bock	2004	366,154		-0	-	80,994	(8)	-0	-(4)	22,500		1,100	(5)
President, Luxury	2003	100,961	(9)	-0	-	55,035	(10)	572,400	(11)	101,249		2	(6)
Division	2002	n/a		n/a		n/a		n/a		n/a		n/a
Mark D. Quick	2004	366,154		-0	-	-0	-	258,300	(4)	60,000		5,402	(5)
President, Fashion	2003	346,154		-0	-	-0	-	262,500		63,750		4,651	(6)
Accessories and Stores	2002	325,385		-0	-	-0	-	543,000		78,750		4,545	(7)
Division
Randy S. Kercho	2004	287,116		-0	-	-0	-	86,100	(4)	33,749		5,244	(5)
Executive Vice President	2003	272,115		-0	-	-0	-	87,500		37,500		5,314	(6)
	2002	258,462		-0	-	-0	-	203,625		56,250		4,498	(7)

(1)         During the applicable reporting periods, no payouts were made pursuant to long-term incentive plans. Therefore, the column “LTIP Payouts” has been omitted from the Summary Compensation Table.

(2)         Such awards are eligible to receive dividends paid by the Company.

(3)         Represents the dollar value of premiums paid by the Company on term life insurance policies.

(4)         The total number of shares awarded is as follows: Mr. Barnes—13,500 shares; Mr. Bock—0 shares; Mr. Quick—13,500 shares and Mr. Kercho—4,500 shares. These shares vest 20% per year on each of the first through the fifth anniversary dates of the grants, cumulatively. The number and value of the aggregate restricted stock holdings as of January 1, 2005 for the Named Executive Officers is as follows: Mr. Barnes—73,500 shares with a value of $1,884,540; Mr. Bock—30,000 shares with a value of $769,200; Mr. Quick—58,500 shares with a value of $1,499,940 and Mr. Kercho—28,875 shares with a value of $740,355.

(5)         Includes employer-matching contribution under the Fossil, Inc. Savings and Retirement Plan to the Named Executive Officers in the following amounts: Mr. Barnes—$5,691; Mr. Bock—$880; Mr. Quick—$5,182 and Mr. Kercho—$5,024. Also includes the dollar value of premiums paid by the Company on term life insurance policies on the Named Executive Officers as follows: Mr. Barnes—$220; Mr. Bock—$220; Mr. Quick—$220 and Mr. Kercho—$220.

(6)         Includes employer-matching contribution under the Fossil, Inc. Savings and Retirement Plan to the Named Executive Officers in the following amounts: Mr. Barnes—$4,918; Mr. Quick—$4,327 and Mr. Kercho—$4,990. Also includes the dollar value of premiums paid by the Company on term life insurance policies on the Named Executive Officers as follows: Mr. Barnes—$324; Mr. Bock—$2; Mr. Quick—$324 and Mr. Kercho—$324.

(7)         Includes employer-matching contribution under the Fossil, Inc. Savings and Retirement Plan to the Named Executive Officers in the following amounts: Mr. Barnes—$4,143; Mr. Quick—$4,131 and Mr. Kercho—$4,162. Also includes the dollar value of premiums paid by the Company on term life insurance policies on the Named Executive Officers as follows: Mr. Barnes—$180; Mr. Quick—$414 and Mr. Kercho—$336.

(8)         Includes $68,994 paid in relocation allowances.

(9)         Mr. Bock’s employment with the Company commenced effective September 1, 2003.

(10)       Includes $51,804 paid in relocation allowances.

(11)       The total number of shares awarded was 30,000.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants
	Number of Securities Underlying Options/ SARs		% of Total Options/Shares Granted to Employees in	Exercise Or Base		Market Price at Date of	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Granted		Fiscal Year(1)	Price		Grant	Date	5%(2)	10%(2)
Kosta N. Kartsotis	-0	-	—	—		—	—	—	—
Michael W. Barnes	60,000	(3)	5.49%	$19.1333	(4)	$19.1333	02/23/2014	$721,970	$1,829,613
Stephen Bock	22,500	(3)	2.06%	$19.1333	(4)	$19.1333	02/23/2014	$270,739	$686,105
Mark D. Quick	60,000	(3)	5.49%	$19.1333	(4)	$19.1333	02/23/2014	$721,970	$1,829,613
Randy S. Kercho	33,749	(3)	3.09%	$19.1333	(4)	$19.1333	02/23/2014	$406,096	$1,029,127

(1)    Represents the percentage of options/shares granted to all employees pursuant to the Incentive Plan during the 2004 fiscal year.

(2)    These dollar amounts represent the value of the option assuming certain rates of appreciation from the market price of the Common Stock at the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this column will be achieved.

(3)    These options were granted pursuant to the Incentive Plan and become exercisable with respect to 20% of such options on each of the first through the fifth anniversary dates of the grants, cumulatively.

(4)    Pursuant to the Incentive Plan under which this option was granted, the exercise price was the closing price of a share of Common Stock on the Nasdaq National Market on the date of grant.

The following table describes for each of the Named Executive Officers options exercised and the potential realizable values for their options at January 1, 2005:

AGGREGATED OPTION/SAR EXERCISES
AND OPTION/SAR VALUES AT JANUARY 1, 2005

	Shares		Number of Securities Underlying Unexercised Options/SARs at				Value of Unexercised In-the-Money Options/SARs at
	Acquired on	Value	January 1, 2005 (#)				January 1, 2005(1)
Name	Exercise (#)	Realized	Exercisable		Unexercisable		Exercisable	Unexercisable
Kosta N. Kartsotis	—	—	—		—		—	—
Michael W. Barnes	80,381	$1,582,143	19,688	(2)	208,872	(3)	$406,908	$2,900,973
Stephen Bock	5,824	$61,230	14,425	(4)	103,500	(5)	$122,229	$832,746
Mark D. Quick	73,498	$1,034,365	19,690	(6)	211,122	(7)	$406,943	$2,942,663
Randy S. Kercho	37,968	$851,505	420,160	(8)	134,622	(9)	$8,986,637	$1,940,902

(1)    Based on a price of $25.64 per share of Common Stock, which was the closing price per share of Common Stock on December 31, 2004 on the Nasdaq National Market, minus the exercise price of “in-the-money” Options/SARs.

(2)    The exercise price of such Options is $4.9722 per share.

(3)    The exercise prices of such Options are (i) $7.1111 per share with respect to 11,250 options, (ii) $4.9722 with respect to 39,373 options, (iii) $9.2222 per share with respect to 47,249 options, (iv) $11.6666 per share with respect to 51,000 options, and (v) $19.1333 per share with respect to 60,000 options.

(4)    The exercise price of such Options is $17.1666 per share.

(5)    The exercise prices of such Options are (i) $17.1666 per share with respect to 81,000 options, and (ii) $19.1333 per share with respect to 22,500 options.

(6)    The exercise price of such Options is $4.9722.

(7)    The exercise prices of such Options are (i) $7.1111 with respect to 13,500 options, (ii) $4.9722 per share with respect to 39,373 options, (iii) $9.2222 per share with respect to 47,249 options, (iv) $11.6666 per share with respect to 51,000 options, and (v) $19.1333 per share with respect to 60,000 options.

(8)    The exercise prices of such Options are (i) $1.3086 per share with respect to 22,275 options, (ii) $1.6296 with respect to 126,567 options, (iii) $2.4692 per share with respect to 50,628 options, (iv) $4.3333 per share with respect to 75,942 options, (v) $8.0186 per share with respect to 50,626 options, (vi) $7.1111 per share with respect to 35,998 options, (vii) $4.9722 with respect to 28,124 options, (viii) $9.2222 per share with respect to 22,500 options, and (ix) $11.6666 per share with respect to 7,500 options.

(9)    The exercise prices of such Options are (i) $7.1111 with respect to 9,000 options, (ii) $4.9722 per share with respect to 28,124 options, (iii) $9.2222 per share with respect to 33,749 options, (iv) $11.6666 per share with respect to 30,000 options, and (v) $19.1333 per share with respect to 33,749.

Compensation Committee Report on Executive Compensation

In March 1993, the Board of Directors established a Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation of senior management and administers the Company’s Incentive Plan and Restricted Stock Plan. The Committee is charged with reviewing with the Board of Directors all aspects of compensation for the executive officers of the Company.

Compensation Philosophy.

The philosophy of the Company’s compensation program is to employ, retain and reward executives capable of leading the Company in achieving its strategic business objectives. These objectives include achieving further growth in its watch and fashion accessories businesses and capitalizing on growing consumer awareness of the FOSSIL and RELIC brand names by expanding the scope of its product offerings to additional categories of fashion accessories. Additional objectives include preserving a strong financial posture, increasing the assets of the Company and positioning the Company’s assets and business operations in selected international markets and product segments that offer long-term growth opportunities, evaluating potential strategic alliances to achieve Company objectives and enhance stockholder value. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates, which, in recent years have been highly competitive.

Compensation Vehicles.

The available forms of executive compensation currently include base salary, cash bonus awards, stock options and restricted stock awards. Performance of the Company is a key consideration. The Company’s compensation policy recognizes, however, that stock price performance is only one measure of performance and, given business conditions and the long term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance. Therefore, the Company’s compensation policy also gives consideration to the Company’s achievement of specified business objectives when determining executive officer compensation. An additional objective of the Compensation Committee in determining compensation has been to reward executive officers with equity compensation in addition to salary in keeping with the Company’s overall compensation philosophy, which attempts to place equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all the employees and executive officers.

Compensation paid to executive officers is based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility that is determined to be reasonably competitive with industry peers. Individual awards under the Incentive Plan are determined on the basis of a subjective evaluation of the executive officer’s ability to influence the Company’s strategic objectives as well as a review of total compensation paid to comparable positions by industry peers.

As of January 1, 2005, a total of 5,401,400 options under the Incentive Plan were issued and outstanding to executive officers and other key employees. These awards were intended to assure the stability of the Company’s management team as well as to provide incentives for individual performance that coincide with the enhancement of stockholder value. The Committee believes that it is important during this period of Company growth to use stock options for its executive officers as a cornerstone of incentive compensation to tie their success directly to the growth of stockholder value.

Chief Executive Officer Compensation.

The Compensation Committee considers a number of factors in reviewing and approving the Chief Executive Officer’s (the “CEO”) compensation. In addition to stock price performance, the factors generally considered by the Compensation Committee include an evaluation of CEO compensation levels for other comparable companies in the industry, the achievement of specified business objectives during the prior fiscal year, including increasing the market awareness of the FOSSIL brand, the expansion of the business into additional accessory lines, improving revenues, income and operating cash flow, and developing the ability of the Company to expand internationally. Based upon a review of CEO compensation for comparable companies in the industry, the Compensation Committee determined that the CEO’s compensation level was below the market median. However, the CEO requested that he not receive a pay increase in 2004. Accordingly, a 2004 salary level of $255,000 was approved. The CEO did not receive any grants of stock options in 2004.

Corporate Tax Deduction on Compensation.

Federal income tax legislation has limited the deductibility of certain compensation paid to the CEO and the four other most highly compensated executive officers of the Company to $1,000,000 annually. To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee takes into account any anticipated tax treatment to the Company and to the executive officers of the available compensation vehicles. Some types of compensation and the deductibility of those expenses for federal income tax purposes depend upon the timing of an executive’s vesting or exercise of previously granted rights. In addition, interpretation of, and changes in, the tax laws also affect the deductibility of certain compensation expenses. To the extent reasonably practicable, and to the extent it is within the Compensation Committee’s control, the Compensation Committee intends to limit executive compensation under ordinary circumstances to that which is deductible under Section 162(m) of the Internal Revenue Code of 1986. In doing so, the Compensation Committee may utilize alternatives (such as deferring compensation or establishing performance based compensation plans for affected employees) for qualifying executive compensation for deductibility and may rely on grandfathering provisions with respect to existing contractual commitments.

COMPENSATION COMMITTEE
Kenneth W. Anderson
Alan J. Gold
Michael Steinberg
Donald J. Stone

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as a director of the Company.

Common Stock Performance Graph

The following performance graph compares the cumulative return of the Common Stock over the preceding five year periods with that of the Broad Market (CRSP Total Return Index of the Nasdaq Stock Market (US)) and the Nasdaq Retail Trade Stocks. Each Index assumes $100 invested at December 31, 1999 and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.

2004 COMPARATIVE TOTAL RETURNS
Fossil, Inc., Nasdaq Stock Market and
Nasdaq Stock Market Retail Trades Group
(Performance Results through 12/31/04)

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Fossil, Inc.	100.00	62.65	90.76	131.91	182.39	249.42
Nasdaq Stock Market	100.00	60.31	47.84	33.07	49.45	53.81
Nasdaq Retail Trades	100.00	61.39	84.83	72.10	100.40	127.31

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,699,084	$10.660	2,988,979
Equity compensation plans not approved by security holders(1)	Not applicable	$0	655,550
Total	5,699,084	$10.660	3,644,529

(1)    The 2002 Restricted Stock Plan of Fossil, Inc. (the “Restricted Stock Plan”) is intended to advance the best interests of the Company, its subsidiaries and its stockholders in order to attract, retain and motivate key employees by providing them with additional incentives through the award of shares of restricted stock. The Restricted Stock Plan is being fully funded with treasury shares contributed to the Company from a significant stockholder.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (the “10% Stockholders”), to file reports of ownership and changes of ownership with the SEC. Officers, directors and 10% Stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% Stockholders were timely met, except for the following: two Form 5s filed by Messrs. Anderson, Camerana, Gold, Steinberg and Stone relating to one Form 4 transaction each; one Form 4 filed by Messrs. Kercho, Kovar and Quick relating to two transactions; one Form 4 filed by Mr. Bock relating to one transaction; one Form 5 reporting three Form 4 transactions and two Form 5s reporting two transactions and three transactions, respectively, filed by Mr. Tom Kartsotis; two Form 4s reporting nine transactions and sixteen transactions, respectively, and one Form 5 reporting one Form 4 transaction filed by Mr. Shroff; and three Form 4s filed by Mr. Tunnell, a former executive vice president of the Company, reporting eight transactions, one transaction and one transaction, respectively.

Certain Relationships and Related Transactions

Each of Mrs. Pervin Shroff (the wife of Mr. Jal S. Shroff) and Mr. Rasheed Shroff (the son of Mr. Jal S. Shroff) are employees of Fossil (East) Limited and Fossil (Asia) Ltd., respectively, wholly-owned subsidiaries of the Company, and each earned approximately $100,000 in aggregate compensation in 2004. In addition, under the Company’s Incentive Plan, Mrs. Pervin Shroff received a grant of options to purchase 15,000 shares of Common Stock at an exercise price of $19.1333, and Mr. Rasheed Shroff received a grant of options to purchase 2,250 shares of Common Stock at an exercise price of $19.1333.

Mr. Andrea Camerana is the Vice President of Marketing and Licensing of the Armani Group. Mr. Camerana oversees the Armani Group’s licensing activities, including the licenses with the Company for the worldwide production and distribution of EMPORIO ARMANI watches and jewelry. The Board of Directors does not believe that this relationship interferes with Mr. Camerana’s exercise of independent judgment in carrying out his responsibilities as a director of the Company.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless directed by the proxy to do otherwise.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals to be included in the proxy statement for the next Annual Meeting must be received by the Company at its principal executive offices on or before December 19, 2005 for inclusion in the Company’s Proxy Statement relating to that meeting. Stockholders wishing to submit proposals to be presented directly at the 2006 Annual Meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our bylaws. Most proposals must be received no earlier than November 26, 2005 and no later than February 24, 2006. SEC rules permit management to vote proxies in its discretion if (i) notice of the proposal as described above is received and stockholders are advised in the 2006 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) timely notice of the proposal is not received.

You may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005 without charge by sending a written request to Fossil, 2280 N. Greenville Ave., Richardson, Texas 75082, Attn: Investor Relations. The Annual Report on Form 10-K is also available at www.fossil.com.

BY ORDER OF THE BOARD OF DIRECTORS
Randy S. Hyne
Vice President,
General Counsel and Secretary
April 18, 2005
Richardson, Texas

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX 1

FOSSIL, INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

Purpose

The role of the Audit Committee is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities related to:

•       the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company’s financial statements;

•       the surveillance of administration and financial controls;

•       the Company’s compliance with legal and regulatory requirements;

•       the Company’s monitoring and enforcement of its Code of Conduct and Ethics;

•       the principal outside auditing firm’s qualifications and independence; and

•       the performance of the Company’s internal audit function and the Company’s principal outside auditing firm.

The Audit Committee shall also prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

Composition

The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of independent directors of the Board (as determined by the Board), and shall either designate one member as chairperson or delegate the authority to designate a chairperson to the Audit Committee. Members of the Audit Committee shall be appointed by the Board of Directors upon the recommendation of a majority of the independent directors and may be removed by the Board of Directors in its discretion.

Independence

The independence of Audit Committee members shall be determined pursuant to the rules and regulations set by the SEC, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the requirements of the National Association of Securities Dealers.

Financial Expertise

All members of the Audit Committee must be able to read and understand financial statements prepared in accordance with U.S. generally accepted accounting principles at the time of their appointment. In addition the Audit Committee must have at least one committee member that meets the requirements of an “Audit Committee Financial Expert,” as such term is defined in Item 401(e) of Regulation S-B and Item 401(h) of Regulation S-K.

Meetings

The Audit Committee shall meet as often as it determines but no less than once per quarter, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee should have unrestricted access to and meet regularly with each of management, the principal internal auditor of the Company and the principal outside auditing firm to discuss any matters that the Audit Committee or either of these groups believes should be discussed. In addition, the Audit Committee or its chairperson should meet with the independent auditors and management quarterly to review the

Company’s financial statements. A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum. The Audit Committee shall report regularly to the full Board of Directors with respect to its activities.

Relationship with Independent Accountants

The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the principal outside auditing firm. In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate, the outside auditing firm, which shall report directly to the Audit Committee. The Audit Committee will be responsible for resolving any disputes between the outside auditing firms and the Company’s management.

Responsibilities and Duties

To fulfill its responsibilities and duties the Audit Committee shall:

A.              Financial Reporting Processes and Documents/Reports Review

1.     Evaluate annually the performance of the Audit Committee and the adequacy of the Audit Committee charter.

2.     Review and discuss with the principal outside auditing firm: (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm’s activities or on access to requested information, and any significant disagreements with management; and (B) any reports of the outside auditing firms with respect to interim periods, as deemed appropriate by the Audit Committee.

3.     Review and discuss with management and the principal outside auditing firm the annual audited and quarterly unaudited financial statements of the Company, including (A) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the development, selection and reporting of accounting policies that may be regarded as critical; and (C) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

4.     Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

5.     Evaluate whether management is setting the appropriate tone at the top by communicating the importance of strong control systems.

6.     In accordance with Section 404 of the Sarbanes-Oxley Act review and discuss the adequacy of the Company’s internal controls, any significant deficiencies and material weaknesses if any in internal controls, and any significant changes in such controls with the Company’s independent auditors, internal auditors and management.

7.     Review with the Company’s independent auditors, internal auditors and management the adequacy and effectiveness of the Company’s information management systems.

8.     Periodically review and discuss with the Company’s principal internal auditor the scope of the internal audit plan, results of the audits conducted by the Company’s internal auditors, inclusive of findings, recommendations, management’s response and any significant difficulties encountered during the course of the audit.

9.     Periodically review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

10.   Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

11.   Review and timely discuss with management and the principal outside auditors any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

12.   Discuss with management any matters that could have a material impact on the Company’s financial statements.

13.   Review annually reports of fees for audit, non-audit and legal fees for services rendered.

14.   Review and discuss with the independent auditors their report regarding (A) all critical accounting policies and practices to be used; (B) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the principal independent auditors; and (C) other material written communications between the independent auditors and Company management, such as any management letter comments and schedule of unadjusted differences.

15.   Review with financial management and the principal outside auditing firm the Company’s filings with the SEC prior to their filing or prior to the release of earnings reports. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

B.               Independent Accountants

1.     Approve in advance all audit services to be provided by the principal outside auditing firm, including any written engagement letter related thereto. (By approving the audit engagement, the audit service contemplated in any written engagement letter shall be deemed to have been preapproved.)

2      Establish policies and procedures for the engagement of the principal outside auditing firm to provide permissible non-audit services, which shall require preapproval by the Audit Committee of all permissible non-audit services to be provided by the outside auditing firm (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

3.     The authority to grant preapproval of audit and non-audit services may be delegated to one or more designated members of the audit committee who are independent directors. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

4.     Consider, at least annually, the independence of the principal outside auditing firm, including whether the outside auditing firm’s performance of permissible non-audit services is compatible with the auditor’s independence; obtain and review a report by the outside auditing firm describing any relationships between the outside auditing firm and the Company or any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationship or services that may impact the objectivity and independence of the auditor; and present to the Board of Directors the Audit Committee’s conclusions with respect to the independence of the outside auditing firm.

5.     Ensure rotation of the audit partners as required by law.

6.     Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditors.

7.     Establish policies for the hiring of employees and former employees of the outside auditing firm.

C.               Outside Advisors.

The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its functions. The Audit Committee shall have sole authority to approve related fees and retention terms and shall receive funding for these appointments and ordinary administrative expenses from the Company.

D.              Ethical and Legal Compliance

1.    Establish, review and update periodically a code of conduct and ethics that applies to the Company’s directors, officers and employees and ensure that management has established a system to enforce the code of conduct and ethics.

2.    Approve, if the duty is not delegated to a comparable body of the Board, all related party transactions, which refers to transactions required to be disclosed under Item 404 of Regulation S-K of the Securities and Exchange Act of 1933.

3.    Review with the Company’s counsel any legal, tax or regulatory matter that could have a significant impact on the Company’s financial statements.

4.    Establish procedures for the receipt, retention, treatment and communication to the Audit Committee of complaints received by the Company regarding violations of the Code of Conduct and Ethics (including suspected fraud), accounting, internal accounting controls or auditing matters.

5.    Establish procedures for the confidential, anonymous submission by employees of concerns, including concerns regarding questionable accounting or auditing matters.

6.    Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Further, it is not the duty of the Audit Committee to conduct investigations or to ensure the Company and its employees comply with laws and regulations and the Company’s Code of Conduct and Ethics.

Adopted by Resolution of the Board of Directors
November 30, 2004

FOSSIL, INC.
2280 N. Greenville Avenue
Richardson, Texas 75082

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Randy S. Hyne and Amy D. Pollard, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of the common stock of Fossil, Inc. (the “Company”), held of record by the undersigned on March 28, 2005, at the Annual Meeting of Stockholders of the Company to be held on May 25, 2005, and any adjournment(s) thereof.

(To Be Dated And Signed On Reverse Side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Please Mark Here for Address Change Or Comments
SEE REVERSE SIDE

This proxy, when properly executed and dated, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the election of nominees under proposal 1, and the proxies will use their discretion with respect to any matters referred to in proposal 2.

1.     Proposal to elect three (3) Directors of the Company to serve for a term of three years or until their respective successors are elected and qualified.

01 Kenneth W. Anderson
02 Michael W. Barnes	☐ FOR all nominees listed	☐ WITHHOLD AUTHORITY
03 Andrea Camerana	(except as marked below to the contrary)	to vote for all nominees listed

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Dated:	, 2005

Signature

Signature, If Held Jointly

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date and return this proxy promptly using the enclosed envelope.